UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 1, 2006

IPSCO INC.

(Exact name of registrant as specified in its charter)

Canada	001-14568	98-0077354
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

650 Warrenville Road, Suite 500, Lisle, Illinois	60532
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number including area code:  (630) 810-4800

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (se General Instruction A.2 below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Current Report on Form 8-K/A amends the Current Report on Form 8-K, dated December 1, 2006, and filed by the registrant on December 1, 2006 (the “Original Report”). The Original Report was filed to report the acquisition of NS Group Inc. by the registrant, through a wholly owned subsidiary of the registrant.  As permitted by Items 9.01(a) and 9.01(b), this Amendment No. 1 to Current Report on Form 8-K/A is being filed to amend the Original Report to include the financial statements and pro forma financial information required by Items 9.01(a) and 9.01(b).

Item 9.01  Financial Statements and Exhibits.

(a)          Financial Statements of Business Acquired

Audited consolidated balance sheets of NS Group, Inc. and subsidiaries as of December 31, 2005 and 2004 and the related consolidated statements of operations, shareholders’ equity and cash flows for each of the three years in the period ended December 31, 2005; and the unaudited condensed consolidated balance sheet of NS Group, Inc. and subsidiaries as of September 30, 2006 and the related condensed, consolidated statements of income for the three and nine months ended September 30, 2006 and 2005 and cash flows for the nine months ended September 30, 2006 and 2005 are required to be filed herewith as Exhibit 99.1 and are incorporated herein by reference.

(b)         Pro Forma Financial Information

The unaudited pro forma combined balance sheet of IPSCO Inc. as of September 30, 2006 and the unaudited pro forma combined statements of income for the nine months ended September 30, 2006 and for the year ended December 31, 2005 are filed herewith as Exhibit 99.2 and are incorporated herein by reference.

(d)         Exhibits

23.1	Consent of Deloitte & Touche LLP

99.1

Audited consolidated balance sheets of NS Group, Inc. and subsidiaries as of December 31, 2005 and 2004 and the related consolidated statements of operations, shareholders’ equity and cash flows for each of the three years in the period ended December 31, 2005; and the unaudited condensed consolidated balance sheet of NS
Group, Inc. and subsidiaries as of September 30, 2006 and the related condensed, consolidated statements of income for the three and nine months ended September 30, 2006 and 2005 and cash flows for the nine months ended September 30, 2006 and 2005.

99.2

Unaudited pro forma combined balance sheet of IPSCO Inc. as of September 30, 2006 and the unaudited pro forma combined statements of income for the nine months ended September 30, 2006 and for the year ended December 31, 2005

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IPSCO Inc

By:	/s/Leslie T. Lederer
Vice President, General Counsel &
Corporate Secretary

DATED:  February 13, 2007